UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): June 29, 2018

Adesto Technologies Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	001-37582	16-1755067
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3600 Peterson Way, Santa Clara, California 95054
(Address of Principal Executive Offices) (Zip Code)

(408) 400-0578
(Registrant's telephone number, including area code)

1250 Borregas Avenue, Sunnyvale, CA 94089
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [ X ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ X ]

Item 7.01. Regulation FD Disclosure.

On June 29, 2018, the Registrant issued a press release announcing that it had signed a definitive agreement to acquire Echelon Corporation ("Echelon"). The press release is furnished herewith as Exhibit 99.1

The Registrant has scheduled a conference call for 9:00 a.m., Eastern time, today, June 29, 2018, to discuss the proposed acquisition. Details for accessing the conference call are contained in the press release. During the conference, management of the Registrant are expected to utilize the presentation materials furnished herewith as Exhibit 99.2.

The information furnished in this Current Report, including the exhibit hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

Exhibit 99.1. Press release dated June 29, 2018

Exhibit 99.2.  Presentation materials dated June 29, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Adesto Technologies Corporation

Date: June 29, 2018	By:	/s/ RON SHELTON
Ron Shelton
Chief Financial Officer and Secretary